INCOME TAX AND DEFERRED TAX ASSETS (Details) - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Deferred tax items
Accounts receivable, net	$ 12,807	$ 49,963
Accrued expenses	112,954	162,089
Deferred income	26,429	64,153
Depreciation	(18,429)
Net operating loss carryforward	57,695	327,473
Total deferred items	$ 191,456	$ 603,678
Tax rate at	25.00%	25.00%	25.00%
Deferred tax assets	$ 47,864	$ 150,920
Valuation allowance	(14,424)	(15,449)
Deferred tax assets, net	$ 33,440	$ 135,471